UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 2003


                               VESTIN GROUP, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                  000-24803                 52-2102142
   (State or other jurisdiction       (Commission               (IRS Employer
         of incorporation)           File Number)            Identification No.)


2901 El Camino Avenue, Suite 206,                                    89102
Las Vegas, Nevada
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:         (702) 227-0965


                                 Not Applicable
          (Former name or former address, if changed since last report



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Item 9. Regulation FD Disclosure

The following consists of Vestin Group, Inc.'s second quarter results as released on August 13, 2003 and August 14, 2003. This information is being provided under Items 9 and 12 of Form 8-K. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.


Exhibit Index

99.1     Press release, dated August 13, 2003, issued by Vestin Group, Inc.
99.2     Press release, dated August 14, 2003, issued by Vestin Group, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VESTIN GROUP, INC.,
                                         a Delaware corporation

Date: August 18, 2003                    By      /s/John W. Alderfer
                                                 ---------------------
                                                 John W. Alderfer
                                                 Chief Financial Officer

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